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                                                                   EXHIBIT 10.6

                       AMENDMENT TO STOCK OPTION PROGRAMS


     WHEREAS, the Board of Directors of Weatherford International, Inc. (the "Company") has approved of the distribution to the Company's stockholders of all of the stock of Grant Prideco, Inc. (the "Spin-Off") pursuant to the terms and conditions set forth in the Distribution Agreement by and between the Company and Grant Prideco, Inc. (the "Distribution Agreement");

     NOW, THEREFORE, the Company agrees as follows:

     (1) Effective as of the Distribution Date as defined in the Distribution Agreement (the "Distribution Date"), the Energy Ventures, Inc. Employees' Stock Option Plan, the Energy Ventures, Inc. 1992 Employee Stock Option Plan, the Weatherford Enterra, Inc. 1991 Stock Option Plan, Taro Industries Limited Stock Option Plan and the Weatherford International, Inc. 1998 Employee Stock Option Plan are hereby amended by adding to each the following provisions:

     Notwithstanding any other provision of the Plan, the per-share exercise price of each option granted under the Plan prior to September of 1998 shall be adjusted pursuant to the application of the following formula: E (W-G)/W where E is the original exercise price of the option; W is the market value per share of Weatherford International, Inc.'s common stock, $1.00 par value ("WII Common Stock"), as of the close of market on the last trading day before "when-distributed" trading begins as reported by the New York Stock Exchange ("NYSE"); and G is the market value of a share of Grant Prideco, Inc. common stock, $.01 par value ("GP Common Stock") determined initially by taking the average of the high and low trading prices on the NYSE on the first full trading date after "when-distributed" trading begins; and, following 30 consecutive trading days after "when-distributed" trading begins, for options outstanding on such date, the average of the last sales price per share of GP Common Stock on the NYSE for each of the 30 consecutive trading days beginning on the date "when-distributed" trading begins. Notwithstanding any other provision of the Plan, if an optionee continues to be an employee of Grant Prideco, Inc. or any of its affiliates (a "Grant Company") after the date as of which the distribution by Weatherford International, Inc. to its stockholders of the stock of Grant Prideco, Inc. is effective (the "Distribution Date"), he shall not be deemed to terminate employment with Weatherford International, Inc. or its subsidiaries within the meaning of the Plan until he is no longer an employee of any Grant Company.

     Further, notwithstanding any other provision of the Plan, each option granted under the Plan after August 31, 1998 to an optionee who continues to be an employee of a Grant Company after the Distribution Date shall be canceled upon the Distribution Date.

     Further, notwithstanding any other provision of the Plan, any option granted under the Plan after August 31, 1998 to an optionee who remains an employee of Weatherford International, Inc.



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or any of its subsidiaries or other affiliates, other than a Grant Company, after the Distribution Date shall be adjusted as follows. The number of shares of WII Common Stock for which such an option will be exercisable and the exercise price for such option will be determined as provided in the following formula:

    The adjusted exercise price for the option will equal             E (W-G)/W

    The number of shares of WII Common Stock subject to the
    adjusted option will equal                                        NE/Pw

    Where   E  =  The original exercise price of the option;

            N  =  The original number of shares of WII Common Stock subject to the option;

            G  =  The market value of a share of GP Common
                  Stock (a) initially based on the average of the high and low trading prices on the NYSE on the first full trading date after "when-distributed" trading begins, and (b) following 30 consecutive trading days after "when-distributed" trading begins, for options remaining outstanding on such date, the average of the last sales price per share of GP Common Stock on the NYSE for each of the 30 consecutive trading days beginning on the date "when-distributed" trading begins; and

            W  =  The market value per share of WII Common Stock as of the close of market on the last trading day before "when-distributed" trading begins as reported by the NYSE; and

            Pw = The adjusted exercise price of the option determined in accordance with the formula set forth above.

     (2) Effective as of the Distribution Date, the Energy Ventures, Inc. Amended and Restated Non-Employee Director Stock Option Plan and the Energy Ventures, Inc. 1991 Non-Employee Director Stock Option Plan are hereby amended by adding thereto the following provisions:

     Notwithstanding any other provision of the Plan, the per-share exercise price of each option granted under the Plan shall be adjusted pursuant to the application of the following formula: E (W-G)/W where E is the original exercise price of the option; W is the market value per share of Weatherford International, Inc. common stock, $1.00 par value, as of the close of market on the last trading day before "when-distributed" trading begins as reported by the New York Stock Exchange ("NYSE"); and G is the market value of a share of Grant Prideco, Inc. common stock, $.01 par value ("GP Common Stock") determined initially by taking the average of the high and low trading prices on the NYSE on the first full trading date after "when-distributed" trading begins; and, following 30 consecutive trading days after "when-distributed" trading begins, for options outstanding on such date, the average of the last sales price per share of GP Common Stock on the NYSE for each of the 30 consecutive trading days beginning on the date "when-distributed" trading begins.






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     (3) Effective as of the Distribution Date, each option agreement and warrant agreement entered into by the Company after August 31, 1998 with respect to an optionee who remains an employee of the Company or any of its subsidiaries or other affiliates other than Grant Prideco, Inc. or any of its subsidiaries or other affiliates after the Distribution Date or who remains a non-employee director of Weatherford International, Inc. after the Distribution Date is hereby amended by adding thereto the following provisions:

     Further, notwithstanding any other provision of this Agreement, the option granted hereunder shall be adjusted as follows: The number of shares of Weatherford International, Inc. common stock, $1.00 par value ("WII Common Stock"), for which such an option will be exercisable and the exercise price for such option will be determinated as provided in the following formula:

    The adjusted exercise price for the option will equal             E (W-G)/W

    The number of shares of WII Common Stock subject to the
    adjusted option will equal                                        NE/Pw

    Where   E  =  The original exercise price of the option;

            N  =  The original number of shares of WII Common Stock subject to the option;

            G  =  The market value of a share of GP Common Stock (a) initially based on the average of the high and low trading prices on the NYSE on the first full trading date after "when-distributed" trading begins, and (b) following 30 consecutive trading days after "when-distributed" trading begins, for options remaining outstanding on such date, the average of the last sales price per share of GP Common Stock on the NYSE for each of the 30 consecutive trading days beginning on the date "when-distributed" trading begins; and

            W  =  The market value per share of WII Common Stock as of the close of market on the last trading day before "when-distributed" trading begins as reported by the NYSE; and

            Pw = The adjusted exercise price of the option determined in accordance with the formula set forth above.

     (4) Effective as of the Distribution Date, each option agreement entered into by the Company before September 1, 1998 with respect to an optionee who remains an employee of the Company or any of its subsidiaries or other affiliates other than Grant Prideco, Inc. or any of its


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subsidiaries or other affiliates after the Distribution Date is hereby amended by adding thereto the following provisions:

     Notwithstanding any other provision of this Agreement, the per-share exercise price of the option granted hereunder shall be adjusted pursuant to the application of the following formula: E (W-G)/W where E is the original exercise price of the option; W is the market value per share of Weatherford International, Inc.'s common stock, $1.00 par value ("WII Common Stock"), as of the close of market on the last trading day before "when-issued" trading begins as reported by the New York Stock Exchange ("NYSE"); and G is the market value of a share of Grant Prideco, Inc. common stock, $.01 par value ("GP Common Stock") determined initially by taking the average of the high and low trading prices on the NYSE on the first full trading date after "when-distributed" trading begins; and, following 30 consecutive trading days after "when-distributed" trading begins, for options outstanding on such date, the average of the last sales price per share of GP Common Stock on the NYSE for each of the 30 consecutive trading days beginning on the date "when-distributed" trading begins.

     IN WITNESS WHEREOF, the Company has caused this Amendment to Stock Option Programs to be executed by its duly authorized officer.


                                   WEATHERFORD INTERNATIONAL, INC.


DATE: APRIL 13, 2000               BY: /s/ CURTIS W. HUFF
                                       ----------------------------------------
                                                  Curtis W. Huff
                                       Executive Vice President, Chief Financial
                                        Officer, General Counsel and Secretary











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